ADT LLC Administrative Committee

Certificate of Committee Action

Pursuant to the authority granted to the Administrative Committee in accordance with the Administrative Committee Charter, which gives the Administrative Committee plan sponsor authority to adopt amendments to the retirement plans and programs sponsored by ADT LLC (the "Company"), so long as the aggregate cost with respect to each amendment that is adopted does not exceed $200,000, and by acting in their capacity as members of the Administrative Committee, the Administrative Committee hereby takes the following actions:

1. Adopt Amendment 2019-2 to the ADT LLC Supplemental Savings and Retirement Plan (the "SSRP"). Certify and adopt Amendment 2019-2 to the SSRP in substantially the same form as attached hereto as of the effective date set forth in Amendment 2019-2 to:

   (a) Maximum Matching Percentage Definition. Amend the definition of Maximum Matching Percentage to accurately reflect the percentage of match available to Participants.

   (b) Amount of Deferral Election. Changing the limit of Bonus Compensation deferrals to 90%.

   (c) Update Matching Credits. Amend and restate the formula used when determining a Participants Matching Credits under the Plan.

2. Approve the participation of ADT Commercial LLC in the ADT Security Corporation Retirement Savings and Investment Plan (the "RSIP") as a participating employer on behalf of the Plan Sponsor.

3. Adopt Amendment 2019-2 to the RSIP. Certify and adopt Amendment 2019-2 to the RSIP in substantially the same form as attached hereto as of the effective dates set forth in Amendment 2019-2 to:

   (a) Payment of Contributions. To clarify the process that occurs in the event the Participant's Compensation is not sufficient to make the applicable Contributions.

   (b) Participating Employer. Add ADT Commercial LLC as a participating employer in the Plan.

4. Update Schedule A to the RSIP. Update Schedule A to the RSIP to reflect the most recent employee groups and associated contribution levels as of January 1, 2020.

Executed as of this 29th day of July, 2019.

7-24-2019

Date

Brian Casey

7-29-2019
Date

7-29-2019
Date

Deepika Yelamanchi

Amanda Babb

#68747404_v4

AMENDMENT 2019-2
TO THE
ADT LLC SUPPLEMENTAL SAVINGS AND RETIREMENT PLAN

The ADT LLC Supplemental Savings and Retirement Plan, as amended and restated as of April 1, 2017 (the "SSRP"), is hereby amended effective January 1, 2019 as follows:

1. Section 2.31 (Maximum Matching Percentage) of the SSRP is hereby amended and restated in its entirety to read as follows:

> "Maximum Matching Percentage" for any Plan Year means the actual matching contribution percentage determined in the same manner as such matching contribution percentage is determined under the RSIP for such Plan Year (disregarding any limit on the amount of matching contributions to the RSIP imposed as a result of the operation of the limitations in Sections 401(a)(17), 402(g) or 415(c) of the Code, or any other limit imposed by this Plan or the Plan Administrator in its sole discretion), based on the percentage of ~~Compensation~~ "eligible wages" (as defined in the RSIP) actually deferred into the SSRP for that Plan Year; provided, that for any Participant who is employed by ADT or an ADT affiliate or business unit, the Maximum Matching Percentage hereunder for any Plan Year shall be the maximum matching contribution percentage applicable to such Participant under the plan formula of the RSIP in which he or she participates.

2. Section 5.2 (Amount of Deferral Election) of the SSRP is hereby amended and restated in its entirety to read as follows:

> Pursuant to each Enrollment and Payment Agreement for a Plan Year a Participant shall irrevocably elect to defer as a whole percentage: (i) up to 50% of his or her Base Salary for the applicable Plan Year (or remainder of the year, as the case may be) and/or (ii) up to 90% ~~100%~~ of his or her Bonus Compensation (net of required withholding) for the applicable Fiscal Year, provided that no election to defer Bonus Compensation that is made on or after the first day of the applicable Fiscal Year will be effective unless (i) the Bonus Compensation qualifies as "performance-based compensation" under Section 409A of the Code, (ii) there are at least six months left in the performance period at the time the election is made, (iii) the Eligible Employee performs, or has performed, services for the Company continuously from the later of the beginning of the performance period or the date the performance criteria are established through the date of such election and (iv) the Bonus Compensation is not readily ascertainable at the time of such election.

3. Section 6.2 (Matching Credits) of the SSRP is hereby amended and restated in its entirety to read as follows:

> An Eligible Employee who has elected to make Compensation Deferrals for a Plan Year shall receive Matching Credits, equal to the Participant's Maximum Matching Percentage multiplied by the amount deferred into the Plan during such Plan Year that qualifies as

"eligible wages" (as defined in the RSIP) for such Plan Year. (i) the dollar amount of the Participant's Compensation for such Plan Year, and (ii) the amount of Compensation for such Plan Year from which Spillover Deferrals (if any) are made under Section 6.1. An Eligible Employee must defer their base salary at the minimum of the Maximum Matching Percentage and defer their bonus compensation at the minimum of the Maximum Matching Percentage during a Plan Year to qualify for the maximum Matching Credits available aggregated between the RSIP and SSRP. Matching Credits shall be credited to a Participant's Account at such time or times as may be determined by the Plan Administrator in its sole discretion, but in no event less frequently than annually.

AMENDMENT 2019-2
TO THE
ADT SECURITY CORPORATION RETIREMENT
SAVINGS AND INVESTMENT PLAN

The ADT Security Corporation Retirement Savings and Investment Plan, as amended and restated as of January 1, 2017 (the "RSIP"), is hereby amended effective January 1, 2019 unless otherwise set forth below, as follows:

1. Effective January 1, 2020, Appendix A is hereby amended and restated in its entirety as attached hereto.

2. Section 3.9 (Payment of Contributions) of the RSIP is hereby amended to add the following at the end of the paragraph to read as follows:

   To the extent that a Participant's Compensation is not sufficient to make the otherwise applicable Tax-Deferred Contributions and Participant Contributions for a particular pay period, only the available amount (if any) shall be contributed for that pay period and any shortfall shall not be made up in any subsequent pay period.

APPENDIX A

Division Name	Division #	Eligibility	EE Contrib Limits	EE Contrib Sources	Company Match	Vesting	Effective Date	Catch up	NRA
ADT Commercial LLC	412	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	1/1/2020	yes	55
ADT Security Services	411	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	4/1/2008	yes	55
ADT-Guards Resi	499	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	4/1/2008	yes	55
Wells Fargo - Local 1 St Louis	559	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	2/1/1999	yes	55
ADT CWA#1122 Buff NY	569	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	5/31/2000	yes	55
ADT CWA#3 Chat TN	570	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	5/12/1999	yes	55
ADT CWA#3 Norl/Baton	571	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	5/15/2010	yes	55
ADT CWA#4 Cinc/Clev	572	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	4/1/2008	yes	55
ADT CWA#4 Detr/Mi	573	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/15/2008	yes	55
ADT CWA#4 Erie/Pa	574	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	4/1/2008	yes	55
ADT CWA#4900 Evan IN	575	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	2/1/1999	yes	55
ADT CWA#4900 Ind IN	576	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/15/2008	yes	55
ADT CWA#6215 Dall TX	578	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/15/2008	yes	55
ADT CWA#7 Salt Lk UT	580	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/15/2008	yes	55
ADT CWA#9400 SoCalC	581	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	1/1/2010	yes	55
ADT IBEW#1 St Lou MO	582	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	2/1/1999	yes	55
ADT IBEW#1076 Toledo	583	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	9/6/2000	yes	55
ADT IBEW#110 Minn MN	584	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	1/1/2009	yes	55
ADT IBEW#134 Chic IL	587	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/1/2008	yes	55
ADT IBEW#342 North Carolina	588	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	2/1/2016	yes	55
ADT IBEW#3 Scran PA	592	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	5/15/2010	yes	55
ADT IBEW#364 Rock IL	597	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	1/1/1999	yes	55
ADT IBEW #369 Louis K	598	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	12/15/2009	yes	55
ADT IBEW #573 Youngst	5001	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	4/1/2008	yes	55

Division Name	Division #	Eligibility	EE Contrib Limits	EE Contrib Sources	Company Match	Vesting	Effective Date	Catch up	NRA
ADT IBEW #613 Atla Ga	5002	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	4/1/2008	yes	55
ADT IBEW #665 Lans MI	5003	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/15/2008	yes	55
ADT IBEW #46 Sea WA	5004	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	1/1/2010	yes	55
ADT IBEW #760 Knox TN	5005	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	5/12/1999	yes	55
ADT OPEIU #2 DC	5009	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	11/15/2009	yes	55
ADT IBEW #76 Tac WA	5014	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	1/1/2010	yes	55
Entergy CWA #3 Norl/baton La	5016	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 3%, 50% of the next 2%	3 Yr. Cliff	4/1/2000	yes	55
Edison CWA #9400 So Cal	5028	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/1/2001	yes	55
IBEW # 90 Trum CT hired after 4/23/01	5037	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	5/1/2008	yes	55
ADT CWA#6215 Dall TX (Smith)	5048	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/15/2008	yes	55
ADT IBEW#347 Des Moin IA	5049	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/15/2008	yes	55
ADT OPEIU#2 Gath MD	5050	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	1/1/2010	yes	55
ADT OPEIU#2 Baltimore MD	5051	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	3/16/2009	yes	55
ADT IBEW#103 Boston, Ma	5054	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	9/15/2008	yes	55
ADT IBEW#3 New York (formerly Div 589 age LT 50 and LT 10YOS))	5058	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
AG IBEW#3 New York (formerly Div 5018 age LT 50 and LT 10YOS)	5058	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
ADT IBEW#3 Ruth/Cran (formerly Div 591 age LT 50 and LT 10YOS)	5058	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
AG IBEW#3 Ruth/Cran (formerly Div 5019 age LT 50 and LT 10YOS)	5058	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
Holmes-IBEW#3 NY HMS (formerly 588 age LT 50 and LT 10YOS)	5058	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
Wells Fargo- Local 3 Lyndhurst (formerly Div 563 age LT 50 and LT 10YOS)	5058	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
Wells Fargo-Local 3 NY/Hempstead (formerly 564 age LT 50 and LT 10YOS)	5058	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
Wells Fargo-Local 3 White Plains (formerly Div 566 age LT 50 and LT 10YOS)	5058	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55

Division Name	Division #	Eligibility	EE Contrib Limits	EE Contrib Sources	Company Match	Vesting	Effective Date	Catch up	NRA
ADT IBEW#3 New York (formerly 589 GT age 50 at least 10 YOS)	5059	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	6/1/2011	yes	55
AG IBEW#3 New York (formerly 5018 GT age 50 at least 10 YOS)	5059	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	6/1/2011	yes	55
ADT IBEW#3 Ruth/Cran (formerly 591 GT age 50 at least 10 YOS)	5059	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	6/1/2011	yes	55
AG IBEW#3 Ruth/Cran (formerly 5019 GT age 50 at least 10 YOS)	5059	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	6/1/2011	yes	55
Holmes-IBEW#3 NY HMS (formerly 588 GT age 50 at least 10YOS)	5059	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	6/1/2011	yes	55
Wells Fargo- Local 3 Lyndhurst (formerly 563 GT age 50 at least 10YOS)	5059	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	6/1/2011	yes	55
Wells Fargo- Local 3 NY HMS (formerly 564 GT age 50 at least 10YOS)	5059	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	6/1/2011	yes	55
Wells Fargo- Local 3 White Plains (formerly 566 GT age 50 at least 10YOS)	5059	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	6/1/2011	yes	55
IBEW#3 NY new hires 10/99 (formerly 5026)	5060	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
IBEW#3 Cran/Ruth NJ new hires 10/99(formerly Division 5027)	5060	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	10/15/2009	yes	55
IBEW#90 (not 50/10 formerly 5007 and 5020)	5061	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	5/1/2008	yes	55
ADT IBEW #43 Syra (formerly 599)	5063	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	5/1/2008	yes	55
ADT-Local#165- Pennsauken,NJ/Ft. Washington, PA	5070	Age 18	NON HCE 50%/ HCE 11%	Pre Tax and/or After Tax Basic	100% of the first 5%	3 Yr. Cliff	1/1/2011	yes	55